EXHIBIT 23.1


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We  consent  to  the  incorporation by  reference  in  the
Registration Statement (Form S-8 No. 333-125099) pertaining
to the Patriot Transportation Holding, Inc. Profit Sharing
and  Deferred  Earnings Plan of our report dated  June  6,
2007,  with  respect  to  the  financial  statements   and
supplemental   schedule  of  the  Patriot   Transportation
Holding, Inc. Profit Sharing and Deferred Earnings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2006.

/s/  Hancock Askew & Co LLP
__________________________
Hancock Askew & Co LLP

July 7, 2007